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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       Form 8-K


                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                                  December 18, 1998
                   Date of Report (Date of earliest event reported)



                            CHOICETEL COMMUNICATIONS, INC.
                (Exact name of registrant as specified in its charter)



    MINNESOTA                       0-23017                      41-1649949
(State or other             (Commission File Number)           (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)


                                9724 10TH AVENUE NORTH
                              PLYMOUTH, MINNESOTA 55441
                       (Address of principal executive offices)

                                    (612) 544-1260
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

        ChoiceTel Communications, Inc. announced fourth quarter revenue shortfall.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        Filed herewith is the following exhibit:

99 Press release of December 16, 1998, a copy of which is filed herewith as Exhibit A.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CHOICETEL COMMUNICATIONS, INC.
                                   (Registrant)



Dated: December 18, 1998           By /s/ Jack S. Kohler
                                      ------------------------------------------
                                      Jack S. Kohler
                                      Vice President and Chief Financial Officer


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